CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Exhibit 32

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of RG America, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), John E. Rea, Principal Executive Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John E. Rea
---------------------------
John E. Rea
Principal Executive Officer
May 23, 2005

                                       26